UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2007
ARCHSTONE-SMITH TRUST
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-16755 (Commission File Number)	84-1592064 (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 7.01. REGULATION FD DISCLOSURE
     On March 5, 2007, Archstone-Smith Trust (“Archstone-Smith”) provided the presentation attached to this report as Exhibit 99.1 as part of the Citigroup 2007 Global Property CEO Conference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Exhibits.
Exhibit 99.1 Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

	By:	/s/ Tomas S. Reif
Dated: March 5, 2007		Name: Thomas S. Reif
Title: Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Presentation